SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON,  D.C.  20549

                         FORM  8-K
                        CURRENT REPORT

              Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
                             May 7, 2002
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                   FOODARAMA SUPERMARKETS, INC.
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        (Exact name of registrant as specified in charter)



   New Jersey                  1-5745-1       21-0717108
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(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           file number)  Identification No.)



Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728
(Address of principal executive offices)            (Zip code)



Registrant's telephone number, including area code:(732) 462-4700





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Item 5.           Other Events


On May 7, 2002, Foodarama Supermarkets, Inc. (the "Company") issued a press release stating that Wakefern Food Corporation ("Wakefern") had issued a separate press release reporting that Wakefern had entered into an agreement with Big V Supermarkets, Inc. ("Big V"), Fleet National Bank, as agent, the official committee of the unsecured creditors, the unofficial committee of holders of 11% Senior Subordinated Notes and Thomas H. Lee Partners, L.P. to amend the terms under which Wakefern will purchase Big V and propose, jointly with Big V, an amended plan of reorganization for Big V. The transaction is subject to bankruptcy court review and approval. A copy of the press release is being filed as an exhibit to this Current Report on Form 8-K.

Item 7.           Financial Statement and Exhibits

(c)   Exhibits.

Exhibit 20        Press Release
























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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          FOODARAMA SUPERMARKETS, INC.
                                  (REGISTRANT)


                          By: /S/ Michael Shapiro
                              Michael Shapiro
                              Senior Vice President
                              Chief Financial Officer


Date: May 17, 2002





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EXHIBIT 20




                                            CONTACT:    Michael Shapiro
                                                        Senior Vice President
                                                        Chief Financial Officer
                                                        (732) 294-2270

FOR IMMEDIATE RELEASE

FOODARAMA SUPERMARKETS, INC.



      Freehold, N.J., May 7, 2002 - Foodarama Supermarkets, Inc. (ASE-FSM) (the "Company" or "Foodarama") announced today that, in a separate press release, Wakefern Food Corporation ("Wakefern") reported that it has entered into an agreement with Big V Supermarkets, Inc. ("Big V"), Fleet National Bank, as agent, the official committee of the unsecured creditors, the unofficial committee of holders of 11% Senior Subordinated Notes and Thomas H. Lee Partners, L.P. to amend the terms under which Wakefern will purchase Big V and propose, jointly with Big V, an amended plan of reorganization for Big V. Wakefern reported that the purchase price, including cash and assumption of certain secured debt and capital leases will not be less than $185 million and will include the contribution of a portion of Wakefern's recovery as an unsecured creditor of Big V. Big V filed for bankruptcy protection in November 2000. The transaction with Wakefern is subject to bankruptcy court review and approval. Additional information regarding the transaction is contained in Wakefern's press release dated May 3, 2002.

      Foodarama and Big V are members of the Wakefern cooperative, which furnishes distribution, marketing and back office support to its members. It is not possible to predict at this time what effect the reported agreement will have on Foodarama.




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Certain information included in this press release and other Company filings
(collectively, the "SEC filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC filings) contains or may contain forward looking information that is subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from expected results.
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